                                                       Exhibit 24

                CONSTELLATION ENERGY CORPORATION

                        POWER OF ATTORNEY
                        _________________

      KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors and officers of Constellation Energy Corporation hereby constitute and appoint David A. Brune their true and lawful attorney and agent to do any and all acts and things and to execute, in their name any and all instruments which said attorney and agent may deem necessary or advisable to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof in connection with the registration under said Act of not exceeding 10,000,000 shares of Common Stock (without par value) of Constellation Energy Corporation including specifically, but without limiting the generality of the foregoing, power and authority to sign the names of the undersigned directors and officers in the capacities indicated below, to any registration statements to be filed with the Securities and Exchange Commission in respect to said Common Stock, to any and all amendments to any registration statement in respect to said Common Stock and to any instruments or documents filed as part of or in connection with said registration statements or amendments thereto; and each of the undersigned hereby ratifies and confirms all that said attorney and agent, shall do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, each of the undersigned has subscribed, or caused to be subscribed, these presents this 3rd day of April
1997.


     Signature

Principal Executive Officer       /s/ Charles W. Shivery
  and Director                 ___________________________
                                    Charles W. Shivery
                              Chairman of the Board, Chief
                              Executive Officer and Director


Director                           /s/ Dennis R. Wraase
                               ___________________________
                                     Dennis R. Wraase